Exhibit 99.1

January 2023Investor Presentation

Forward Looking Statements and Safe Harbor TreatmentAll statements made in this Presentation and in any commentary provided by the Company’s management in connection herewith other than statements of historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended.A reader or listener should not place undue reliance on forward-looking statements, all of which involve known and unknown risks and uncertainties and other important factors that could cause the Company's actual results, performance or achievements, or those of the industries and markets in which the Company participates, to differ materially from the Company's expectations of future results, performance or achievements expressed or implied by these forward-looking statements.The Company's past results of operations do not necessarily indicate its future results, and the Company’s future results may differ materially from the Company’s past results and from the expectations and plans of the Company expressed in this Presentation and management’s commentary due to various risks and uncertainties, including the risk factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year 2022 filed on September 27, 2022, and other risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission.This presentation and the forward-looking statements contained therein and in management’s commentary speak only as of January 9, 2023. Except as otherwise required by applicable laws, the Company undertakes no obligation to publicly update or revise any forward-looking or other statements included in this Presentation or management’s commentary, whether as a result of new information, future events, changed circumstances or any other reason.2

Who we Are Cracker Barrel was founded in 1969 in Middle Tennessee, where we are still headquartered today.We own and operate two unique brands: Cracker Barrel Old Country Store, which is the core brand, and Maple Street Biscuit Company, which was acquired in 2019.Cracker Barrel provides a friendly home-away-from-home in our old country store and restaurant. Our guests are cared for like family while relating and enjoying real home-style food and shopping that’s surprisingly unique, genuinely fun and reminiscent of America’s country heritage…all at a fair price.Since 1969, Cracker Barrel’s mission has been Pleasing People. 3

CRACKER BARREL IS A UNIQUE & DIFFERENTIATED BRAND

45	$4.9M	665	~20%	3	$12.13
STATES	AVERAGE UNIT VOLUMES	COMPANY-OWNED STORES	RETAIL REVENUE	DAYPARTS SERVED	AVERAGE CHECK



Cracker Barrel
OLD COUNTRY STORE

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THE CRACKER BARREL BRAND HAS BROAD AND DIVERSE APPEAL

MULTI-GENERATIONAL DRAW

Guest Mix by Age



18-24
11%
25-34
12%
35-44
14%
45-54
20%
55-64
17%
65+
26%

ALL THREE DAYPARTS HAVE SIGNIFICANT BUSINESS

Sales by Daypart



Breakfast
25%
Lunch
39%
Dinner
36%

Source: Sense360 credit card data, Internal Data.
Note: Guest age mix data is for three months ending October 2022.

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Cracker Barrel has an expansive footprint across 45 states and still has room to grow6 *Includes first store opening in 1969 *

MAPLE STREET COMPLEMENTS THE CRACKER BARREL BRAND

Identified the fast casual breakfast space as an underserved market, and one where we had the credibility to enter

Maple Street shares many commonalities with Cracker Barrel: scratch-made cooking, a culture of hospitality, and craveable, homestyle food

Urban and suburban growth opportunity with Maple Street's smaller footprint and appealing store economics

Cracker Barrel's resources and expertise across several functional areas create cross-brand synergies to help accelerate Maple Street's unit growth

Attractive unit economics and franchisable model



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Strategic Initiatives 8

OUR GROWTH STRATEGY CAPITALIZES…

…ON OUR COMPETITIVE ADVANTAGES:

- AUTHENTIC EXPERIENTIAL BRAND
- CARING HOSPITALITY CULTURE
- HOMESTYLE FOOD & RETAIL ASSORTMENT

…TO DELIVER THE FOLLOWING OBJECTIVES:

- GROW TRAFFIC BY EARNING ONE MORE VISIT FROM CURRENT GUESTS PER YEAR
- ATTRACT NEW CUSTOMERS VIA NEW OCCASIONS AND REVENUE SOURCES
- DELIVER A SCALABLE & RESILIENT BUSINESS MODEL

99

Reinforcing homestyle craveabilityand value to a broad guest base Dinner menu revamp complete (Signature Fried Chicken Platform, etc.) Beer & Wine rollout completed to majority of the system Breakfast menu refresh phase 1 & Barrel BitesSummer202110Summer2022Summer/Fall 2022

Diversified off-premise channel mix Channel Individual To - Go 3 rd Party Delivery Catering & Occasion Channel mix (~40% of off-premise sales)(~40% of off-premise sales)(~20% of off-premise sales)11

LEVERAGING TECHNOLOGY TO ENHANCE THE IN-STORE AND OFF-PREMISE GUEST EXPERIENCE

DIGITAL MARKETING

Transform marketing & media strategy to focus on hyperlocal & personalized communications driving greater efficient marketing spend.

DIGITAL STORE

Deliver intuitive & frictionless experience to drive guest frequency and channel use optimization.

IN-STORE EXPERIENCE

Bridge the digital store and in-store divide to enhance guest experience, drive check & frequency, and gain operational efficiencies.

LOYALTY

Build platform that rewards guest frequency and delivers quality 1st-party customer analytics.


BREAKFAST ALL DAY
GRANDMA'S SAMPLER
CUSTOMIZE
MOMMA'S PANCAKE BREAKFAST®

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DELIBERATE UNIT GROWTH


MAPLE STREET
2
4
7
7
41
44
51
66
71
603
616
624
631
637
639
645
653
660
663
664
664
667
668
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023 (Low End)
2023 (High End)
CBOCS
MSBC

Maple Street was acquired in 2019, and unit count includes stores opened as Holler & Dash and franchised locations.

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Deliver a scalable & resilient business model Store Process & Systems Data & Analytics Capabilities Long-term commitment to evolving store process & systems including point-of-sale, food & labor management, manager tools and payment systems to create store efficiencies, enhance guest experience, simplify employee experience & establish cross-brand scalable platforms.Empower store & above-store management with accurate, accessible and near real-time insights to drive improved store operations, create efficiencies, enhance guest experience and drive incremental sales.14 14

Business Performance and Capital Allocation 15

TO DATE, Q2 RESULTS HAVE BEEN IN LINE WITH OUR PREVIOUS EXPECTATIONS, DESPITE THE NEGATIVE IMPACT OF SEVERE WEATHER, AND WE ARE REITERATING OUR FULL-YEAR OUTLOOK

Full-Year Outlook

- Continue to expect total revenue growth of 6% to 8% for the full fiscal year
- Continue to expect full-year commodity inflation of 8% to 9% with sequential moderation each quarter
- Continue to anticipate GAAP operating income margin rate in the low 4% range and adjusted operating income margin rate in the high 4% range for the full fiscal year*

Q2 Outlook

- To date, Q2 performance has been in line with our previous expectations, despite the impact of unanticipated severe weather
- Expect Q2 total revenue growth of approximately 6% compared to the prior year quarter
- Continue to expect low double digit commodity inflation in Q2
- Continue to expect Q2 GAAP and adjusted operating income margin to be meaningfully below the prior year, with Q2 GAAP operating income margin of 3.3% to 3.7% and adjusted operating income margin of 3.6% to 4.0%*

Note: Please see "Forward Looking Statements and Safe Harbor Treatment" slide. In particular, our Q2 outlook assumes no materially disruptive weather events in January.

**See appendix for Non-GAAP reconciliation*

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OVERALL SALES RECOVERY FROM PANDEMIC HAS BEEN MEANINGFUL, AND KEY STRATEGIC INITIATIVES ARE EXPECTED TO SUPPORT FURTHER REVENUE GROWTH



Comparable Restaurant Sales*
0.6%
2.6%
2.1%
3.8%
-41.7%
-39.2%
-16.4%
-21.9%
-8.6%
-6.8%
1.4%
25.9%
10.9%
6.1%
7.1%
8/3/18
8/2/19
11/1/19
1/31/20
5/1/20
7/31/20
10/30/20
1/29/21
4/30/21
7/30/21
10/29/21
1/28/2022
4/29/2022
7/29/2022
10/28/2022
Year-Ended
Quarter-Ended

**Comparisons for periods ended 4/30/21 to 10/29/21 are vs. FY19. All other periods are vs. prior year. We calculate comparable store restaurant sales as described in our quarterly reports on Form 10-Q and annual reports on Form 10-K under the heading "Key Performance Indicators". Comparable store restaurant sales exclude sales related to Maple Street Biscuit Company.*

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Our retail business has delivered strong performance 18*Comparisons for periods ended 4/30/21 to 10/29/21 are vs. FY19. All other periods are vs. prior year. We calculate comparable store retail sales as described in our quarterly reports on Form 10-Q and annual reports on Form 10-K under the heading “Key Performance Indicators”. Comparable store retailsales exclude sales related to Maple Street Biscuit Company. 10.8%18.2%17.6%32.5%9.7%3.0%4.3%4/30/217/30/2110/29/211/28/20224/29/20227/29/202210/28/2022Comparable Retail Sales*

Strong free cash flows driven by solid operating cash flows and disciplined capital investments Note: Free Cash Flow defined as Net Cash Provided by Operating Activities less Purchase of Property and Equipment, Net. See Appendix for Non-GAAP Reconciliation.*Excludes $199.5M in Purchase of Property and Equipment, Net related to the sale and leaseback transaction completed in fiscal 2020.19 $61$140$135$87$244$158$211$179$225$65$232$108$0$50$100$150$200 $250 $3002011201220132014201520162017201820192020*20212022($M)Free Cash Flow

Balanced approach to capital allocationBoard and Management Team prioritize use of cash to:•Reinvest in the business to deliver continued success of Cracker Barrel and Maple Street•Invest in long-term growth drivers and new unit development•Return capital to shareholders through compelling dividend and share repurchase program 20

Over $1.6 billion in cash returned to shareholders since 2011 21Note: Dividends Paid $53 $37 $49 $84 $96 $270 $197 $222 $193 $150 $67 $246 $0$50$100$150$200$250$300201120122013201420152016201720182019202020212022$MCash Returned to Shareholders Quarterly Dividend Special Dividend Share Repurchases

Appendix22

NON-GAAP RECONCILIATION

In the accompanying presentation, the Company provides its current outlook for adjusted operating income margin, a non-GAAP financial measure, for the second quarter and full year fiscal 2023. The Company's adjusted operating income margin outlook excludes the expected non-cash amortization of the asset recognized from the gains on the sale and leaseback transactions and expenses related to proxy contest and settlement expenses in connection with the Company's 2022 annual meeting of shareholders. The Company believes presenting its current outlook for adjusted operating income margin that excludes these items provides investors with an enhanced understanding of the Company's expected margin performance and enhances comparability with the Company's historical results. This information is not intended to be considered in isolation or as a substitute for operating income margin outlook reported in accordance with GAAP.

Reconciliation of Second Quarter Fiscal 2023 Reported to Adjusted Operating Income Margin Outlook	**% of Total Revenue**	
Reported Operating Income Margin Outlook	3.3%	3.7%
$3.2M non-cash amortization of the asset recognized from the gain on sale and leaseback transactions	0.3%	0.3%
Adjusted Operating Income Margin Outlook	3.6%	4.0%

Reconciliation of Full Year Fiscal 2023 Reported to Adjusted Operating Income Margin Outlook	**% of Total Revenue**	
Reported Operating Income Margin Outlook	4.1%	4.4%
$12.7M non-cash amortization of the asset recognized from the gain on sale and leaseback transactions	0.4%	0.4%
$3.2M in expenses related to proxy contest & settlement	0.1%	0.1%
Adjusted Operating Income Margin Outlook	4.6%	4.9%

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NON-GAAP RECONCILIATION

In the accompanying presentation, the Company makes reference to its free cash flow for certain historical periods presented therein. The Company defines free cash flow as GAAP cash provided by operating activities, excluding the Company's net expense for purchase of property and equipment and, for fiscal 2021, the proceeds from the Company's sale and leaseback transactions that closed during the first quarter of that fiscal year. The Company believes excluding these items from its financial results provides an enhanced understanding of the Company's financial results and enhances comparability across periods. This information is not intended to be considered in isolation or as a substitute for cash provided by operating activities calculated in accordance with GAAP.

Reconciliation of Free Cash Flow

	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Net Cash Provided by Operating Activities	$ 138	$ 220	$ 208	$ 178	$ 334	$ 271	$ 321	$ 331	$ 363	$ 161	$ 302	$ 205
Purchase of Property and Equipment (PPE), Net	$ 78	$ 80	$ 74	$ 91	$ 90	$ 113	$ 110	$ 152	$ 138	$ 296	$ 70	$ 97
Excluding PPE, Net related to Sale and Leaseback Transaction	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (200)	$ -	$ -
Free Cash Flow	**$ 61**	**$ 140**	**$ 135**	**$ 87**	**$ 244**	**$ 158**	**$ 211**	**$ 179**	**$ 225**	**$ 65**	**$ 232**	**$ 108**

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